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                                                                    EXHIBIT 10.1

                   FOURTH AMENDMENT TO STOCKHOLDERS' AGREEMENT

                  THIS FOURTH AMENDMENT TO STOCKHOLDERS' AGREEMENT (this "Amendment") is dated as of September 11, 1999 and is made and entered into by and among the undersigned parties.

                                    Recitals

                  The undersigned parties, constitute the "Majority Investors," "Majority Shareholders" and the "Company" under that certain Stockholders' Agreement, dated as of September 25, 1996, and amended by that First Amendment to Shareholders' Agreement dated as of August 29, 1997, the Second Amendment to Stockholder's Agreement dated January __, 1998 and the Third Amendment to Stockholder's Agreement (the "Stockholders' Agreement").

                  The undersigned desire to amend the Stockholders' Agreement under Section 5.3 thereof.

                                    Agreement

         Therefore, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Certain Defined Terms. Unless otherwise expressly defined in this Amendment, capitalized terms used in this Amendment have the respective meanings assigned to them in the Stockholders' Agreement.

         2. Amendments to the Stockholders' Agreement. Effective as of the date hereof, the Stockholders' Agreement is hereby amended as follows:

                  a. Section 3.1 is amended by deleting the word "nine" in the first sentence and inserting the word "ten" in its place.

                  b. Section 3.1(b) is amended by deleting the word "four" and inserting the word "five" in its place.

                  c. Section 3.1(c) is amended by deleting the word "six" in the fifth sentence and inserting the words "seven" in its place.

                  d. Section 3.8 is amended so that no consent is required for the Company to enter into one or more advertising contracts with Restricted Persons in the ordinary course of the Company's business.

         3. Reaffirmation. The undersigned parties acknowledge that the Stockholder's Agreement, as amended hereby, remains in full force and effect and is hereby ratified and affirmed.


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         IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Third Amendment to Stockholders' Agreement as of the date first above written.

                                    "Company"

                                    NEXT GENERATION NETWORK, INC.



                                    By: /s/ Thomas M. Pugliese
                                       ----------------------------
                                    Thomas M. Pugliese, Chief Executive Officer


                                    "Majority Shareholders"


                                          /s/ Gerard P. Joyce
                                    -----------------------------------
                                              GERARD P. JOYCE

                                          /s/ Thomas P. Pugliese
                                    -----------------------------------
                                              THOMAS P. PUGLIESE




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                                    "Majority Investors"

                                    21ST CENTURY COMMUNICATIONS
                                    PARTNERS, L.P.

                                    By:  SANDLER INVESTMENT
                                         PARTNERS, L.P., General Partner

                                    By:  SANDLER CAPITAL MANAGEMENT,
                                         General Partner

                                    By:  MJDM MEDIA CORP.,
                                         General Partner



                                    By:
                                       ---------------------------------
         President

                                    21ST CENTURY COMMUNICATIONS T-E
                                    PARTNERS, L.P.

                                    By:  SANDLER INVESTMENT
                                         PARTNERS, L.P.,
                                         General Partner

                                    By:  SANDLER CAPITAL MANAGEMENT,
                                         General Partner

                                    By:  MJDM MEDIA CORP.,
                                         General Partner



                                    By:
                                       ---------------------------------
                                       President




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                                    21ST CENTURY COMMUNICATIONS
                                    FOREIGN PARTNERS, L.P.

                                    By:  SANDLER INVESTMENT
                                         PARTNERS, L.P.,
                                         General Partner

                                    By:  SANDLER CAPITAL
                                         MANAGEMENT,
                                         General Partner

                                    By:  MJDM MEDIA CORP.,
                                         a General Partner



                                    By:
                                       ----------------------------------
                                       President